Exhibit 99.6

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On February 17, 2009, NPC International, Inc. (“NPC” or the “Company”) completed the acquisition from Pizza Hut, Inc. and Pizza Hut of America, Inc. (collectively “PHI”) of 49 Pizza Hut units and 1 unit operating under a management agreement between NPC and PHI located in and around St. Louis, Missouri, referred to as the “Acquisition Units” or “Pizza Hut Restaurants”. These transactions are collectively referred to herein as the “February 2009 Transactions.”

On December 8, 2008 the Company completed the acquisition from PHI of 191 Pizza Hut units located in Tampa, Florida; Cedar Rapids, Iowa; Kansas City, Missouri and North Atlanta, Georgia, and the Company completed the disposition to PHI of 70 Pizza Hut units located in Jacksonville, Florida; Jackson, Mississippi; Spokane, Washington and Savannah, Georgia (the “December 2008 Transactions”). Incorporated by reference as Exhibit 99.2 to this Form 8-K/A are the Unaudited Pro Forma Condensed Consolidated Financial Statements (December 2008 Transactions) of NPC International, Inc. giving effect to the December 2008 Transactions. On January 19, 2009, the Company completed the acquisition from PHI of 55 Pizza Hut units located in Denver, Colorado, and the Company completed the disposition of 42 Pizza Hut units located in Evansville, Indiana and Shreveport, Louisiana (the “January 2009 Transactions”). Incorporated by reference as Exhibit 99.4 to this Form 8-K/A are the Unaudited Pro Forma Condensed Consolidated Financial Statements (January 2009 Transactions) of NPC International, Inc. giving effect cumulatively to the January 2009 Transactions and the December 2008 Transactions.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of NPC have been developed by applying pro forma adjustments reflecting the acquisition of the Acquisition Units in the February 2009 Transactions. In order to show the cumulative effect of the December 2008 Transactions, the January 2009 Transactions and the February 2009 Transactions, the Unaudited Pro Forma Condensed Consolidated Financial Statements show the effect of the February 2009 Transactions on the combined pro forma consolidated balance sheet dated September 23, 2008 and combined pro forma consolidated statements of income for the 39 weeks ended September 23, 2008 and 52 weeks ended December 25, 2007 of the Company (which give effect to the December 2008 Transactions and January 2009 Transactions) set forth in the Unaudited Pro Forma Condensed Consolidated Financial Statements (January 2009 Transactions) of the Company incorporated herein by reference as 99.4 to this Form 8-K/A. The separate pro forma effects of the December 2008 Transactions are set forth in the Unaudited Pro Forma Condensed Consolidated Financial Statements (December 2008 Transactions) of the Company incorporated herein by reference as Exhibit 99.2 to this Form 8-K/A.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 23, 2008 gives effect to the February 2009 Transactions as if they had occurred on September 23, 2008. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the 39 weeks ended September 23, 2008 and for the 52 weeks ended December 25, 2007 give effect to the acquisition of the Acquisition Units as if they had occurred on December 27, 2006. Assumptions underlying the pro forma adjustments for the February 2009 Transactions are described in the accompanying notes, which should be read in conjunction with these Unaudited Pro Forma Condensed Consolidated Financial Statements.

The Unaudited Pro Forma Condensed Consolidated Financial Statements were prepared using the purchase method of accounting. Accordingly, the estimated cost of the Acquisition Units has been allocated to the assets acquired and liabilities assumed based upon the preliminary estimate of fair values as of September 23, 2008. These estimates of fair market value are preliminary and are, therefore, subject to further refinement. The primary changes to the condensed consolidated statements of income includes an increase in the amortization and depreciation expense associated with the adjustments to franchise rights and facilities and equipment based upon the preliminary estimates of fair value and management’s estimate of the remaining useful lives of the subject assets; application of estimated royalty fees that are to be paid by NPC, a franchisee of PHI; and, certain other contractual adjustments that the Company will recognize on a going forward basis in the operation of these Pizza Hut Restaurants. Accordingly, as these amounts are estimates, actual amounts recognized by the Company for the operation of the Pizza Hut Restaurants could ultimately differ materially from the amounts reflected in these statements.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for informational purposes only. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to represent what our results of operations or financial condition would have been had the February 2009 Transactions actually occurred on the dates indicated and they do not purport to project our results of operations or financial condition for any future period or as of any future date. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with (1) “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical consolidated financial statements and related notes of NPC in its Annual Reports on Form 10-K for the years ended December 25, 2007 and December 26, 2006 and its Quarterly Reports on Form 10-Q for the quarterly periods ended September 23, 2008, June 24, 2008, and March 25, 2008, (2) the Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants (Tranches One and Two) as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006 and the notes related thereto, incorporated by reference in Exhibit 99.1 to this Form 8-K/A, (3) the Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants (Tranche Three) as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006 and the notes related thereto, incorporated by reference in Exhibit 99.3 to this Form 8-K/A, (4) the Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants (Tranche Four) as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006 and the notes related thereto, included in Exhibit 99.5 to this Form 8-K/A, (5) the Unaudited Pro Forma Condensed Consolidated Financial Statements (December 2008 Transactions) of NPC International, Inc. incorporated by reference in Exhibit 99.2 to this Form 8-K/A, and (6) the Unaudited Pro Forma Condensed Consolidated Financial Statements (January 2009 Transactions) of NPC International, Inc. incorporated by reference in Exhibit 99.4 to this Form 8-K/A.

NPC INTERNATIONAL, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

As of September 23, 2008

(Dollars in thousands)

	NPC Intl.	Acquisition Units	Pro Forma		Pro Forma
	Pro Forma (1)	(Historical)	Adjustments		Combined
Assets
Current assets:
Cash and cash equivalents	$727	$28	$(305)	(3)	$450
Accounts receivable	3,099	—	—		3,099
Inventories	6,577	274	—		6,851
Prepaid expenses and other current assets	4,436	3	—		4,439
Assets held for sale	580	—	—		580
Deferred income tax	2,377	—	—		2,377
Income taxes receivable	2,544	—	—		2,544
Total current assets	20,340	305	(305)		20,340
Facilities and equipment	228,576	26,533	(15,214)	(4)	239,895
Less accumulated depreciation	(60,670)	(16,314)	16,314	(4)	(60,670)
Net facilities and equipment	167,906	10,219	1,100		179,225

Franchise rights, net	399,577	—	1,938	(4)	401,515
Goodwill	186,747	298	412	(4)	187,457
Other assets, net	24,203	2	213	(4)	24,418
Total assets	$798,773	$10,824	$3,358		$812,955
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$18,463	$—	$—		$18,463
Accrued payroll	12,952	—	—		12,952
Payroll and sales taxes	6,198	—	—		6,198
Accrued interest	9,509	—	—		9,509
Other accrued liabilities	14,103	—	—		14,103
Current portion of insurance reserves	7,713	—	—		7,713
Current portion of long-term debt	1,210	—	—		1,210
Total current liabilities	70,148	—	—		70,148
Long-term debt	429,394	—	14,182		443,576
Other deferred items	26,296	—	—		26,296
Insurance reserves	11,602	—	—		11,602
Deferred income taxes	130,898	—	—		130,898
Total long-term liabilities	598,190	—	14,182		612,372
Stockholders’ equity:
Common stock:
Paid-in capital	163,325	—	—		163,325
Accumulated other comprehensive loss	(608)	—	—		(608)
Retained earnings (loss)	(32,282)	—	—		(32,282)
Net assets acquired	—	10,824	(10,824)	(4)	—
Total stockholders’ equity	130,435	10,824	(10,824)		130,435
Total liabilities and stockholders’ equity	$798,773	$10,824	$3,358		$812,955

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements

NPC INTERNATIONAL, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Thirty-Nine Weeks Ended September 23, 2008

(Dollars in thousands)

	NPC Intl.	Acquisition Units	Pro Forma		Pro Forma
	Pro Forma (2)	(Historical)	Adjustments		Combined

Net product sales	$648,535	$33,228	$(1,634)	(8)	$680,129
Fees and other income	25,749	—	1,634	(8)	27,383
Total Net Sales	674,284	33,228	—		707,512
Costs and expenses:
Cost of sales (exclusive of
depreciation and amortization)	186,956	9,337	—		196,293
Direct labor	189,013	10,690	—		199,703
Other restaurant operating expenses	217,439	9,504	1,994	(5)
			704	(6)
			(138)	(7)
			(341)	(8)	229,162
General and administrative expenses	41,898	2,133	341	(8)	44,372
Corporate depreciation and
amortization of intangibles	7,131	—	32	(8)	7,163
Net facility impairment charges	337	—	—		337
Net loss on disposition of assets	(61)	—	—		(61)
Total costs and expenses	642,713	31,664	2,592		676,969
Operating income	31,571	1,564	(2,592)		30,543
Other expense:
Interest expense	(25,419)	—	(355)		(25,774)
Miscellaneous	(19)	—	—		(19)
Income before income taxes	6,133	1,564	(2,947)		4,750
Provision for income taxes	1,656	—	(553)	(9)	1,103
Income from continuing operations	$4,477	$1,564	$(2,394)		$3,647

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

NPC INTERNATIONAL, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Fifty-Two Weeks Ended December 25, 2007

(Dollars in thousands)

	NPC Intl.	Acquisition Units	Pro Forma		Pro Forma
	Pro Forma (2)	(Historical)	Adjustments		Combined

Net product sales	$813,151	$40,956	$(1,541)	(8)	$852,566
Fees and other income	26,498	—	1,541	(8)	28,039
Total Net Sales	839,649	40,956	—		880,605
Costs and expenses:
Cost of sales (exclusive of depreciation
and amortization)	223,822	10,995	—		234,817
Direct labor	235,570	12,701	—		248,271
Other restaurant operating expenses	272,972	11,272	2,457	(5)
			939	(6)
			(73)	(7)
			(347)	(8)	287,220
General and administrative expenses	53,171	2,840	347	(8)	56,358
Corporate depreciation and amortization
of intangibles	9,967	—	44	(8)	10,011
Net facility impairment charges	849	—	—		849
Net gain on disposition of assets	(685)	—	—		(685)
Total costs and expenses	795,666	37,808	3,367		836,841
Operating income	43,983	3,148	(3,367)		43,764
Other income (expense):
Interest expense	(38,653)	—	(468)		(39,121)
Miscellaneous	3	—	—		3
Income before income taxes	5,333	3,148	(3,835)		4,646
Provision for income taxes	(148)	—	(275)	(9)	(423)
Income from continuing operations	$5,481	$3,148	$(3,560)		$5,069

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

(1)

Represents the Company’s pro forma combined consolidated balance sheet as of such date after giving effect to the December 2008 Transactions and January 2009 Transactions. The computation of such pro forma combined consolidated balance sheet is set forth in Exhibit 99.2 and 99.4 to this Form 8-K/A.

(2)

Represents the Company’s pro forma combined consolidated statement of income for the period presented after giving effect to the December 2008 Transactions and January 2009 Transactions. The computation of such pro forma combined consolidated statement of income is set forth in Exhibit 99.2 and 99.4 to this Form 8-K/A.

(3)

The pro forma adjustment gives effect to adjustments in cash in connection with the acquisition of the Pizza Hut Restaurants in the February 2009 Transactions. The purchase price for the Acquisition Units of $14.2 million (not including $0.3 million working capital adjustments) was financed with advances from the Company’s $75.0 million revolving credit facility. The adjustments to cash were as follows (amounts in thousands):

Advance on the revolving credit facility	$14,182
Acquisition Cost	(14,182)
Less: Acquisition Units working capital adjustments	(305)
Pro Forma adjustment to cash	$(305)

(4)	Reflects the preliminary purchase price allocation to the assets of the Acquisition Units as of the acquisition date for the February 2009 Transactions.

NPC acquired the Acquisition Units in the February 2009 Transactions for a purchase price of $14.2 million. The allocation of the purchase price for acquisition requires extensive use of accounting estimates and judgments to allocate the purchase price to the identifiable tangible and intangible assets acquired and liabilities assumed based on their respective fair values. The purchase price for the Acquisition Units was allocated to tangible and intangible assets acquired and liabilities assumed based on their preliminary estimated fair values at the acquisition date. Such valuation requires significant estimates and assumptions. Management believes the fair values assigned to the assets acquired and liabilities assumed are based on reasonable assumptions. The fair value estimates for the purchase price allocation for the Acquisition Units are preliminary and may change if additional information becomes available.

The following table summarizes the estimated fair values of net assets acquired (in thousands):

Plant, property and equipment	$11,319
Franchise agreements	1,938
Goodwill	710
Other intangible assets	215
Net cash paid for acquisition	$14,182

Plant, property and equipment acquired within this acquisition will be depreciated over its remaining useful life, or 5-40 years, for any buildings and leasehold improvements. Furniture and equipment will be depreciated over its remaining useful life, or 3-10 years. Franchise rights acquired within this acquisition will be amortized over the initial contractual term plus one renewal term, or 50 years.

(5)	Reflects royalty expense based on percentage of sales achieved, as defined within the Company’s franchise agreements.
(6)	Reflects rents paid for PHI fee-owned units under 10 year lease agreements for each respective period.

(7)

Reflects the net reduction in depreciation and amortization expense to account for the fair value assigned to tangible and intangible assets, and related depreciable and amortizable asset life assigned by NPC.

(8)	Reflects reclassification of certain items to be consistent with NPC historical financial statements.
(9)

Reflects the tax effect resulting from the pro forma adjustments based on the statutory tax rate in effect during the period of 40%. No taxes were assessed during the Predecessor periods as the Company adopted subchapter S filing status as of January 1, 2003. Upon the Company’s acquisition by Merrill Lynch Global Private Equity on May 3, 2006, the Company converted to a C Corporation filing status and has become subject to state and federal income taxes.